UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2007

                            Pathfinder Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

            Federal                  000-23601                    16-1540137
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(State or other jurisdiction   (Commission File No.)           (I.R.S. Employer
    of incorporation)                                       Identification No.)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (315) 343-0057
                                                            --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item  5.03  Amendments to  Bylaws; Change in Fiscal Year

     The United States Securities and Exchange Commission approved a new NASDAQ listing standard setting forth Direct Registration System ("DRS") eligibility requirements, which require listed companies to become DRS eligible by January 1, 2008. DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities. To meet DRS requirements, on November 28, 2007, Pathfinder Bancorp Inc.'s Board of Directors amended its Bylaws to permit the issuance and transfer of uncertificated shares. Such changes to the Bylaws are reflected in Article VII, Section 1 and 2.

Item  9.01  Financial  Statements  and  Exhibits

     (c)  Exhibits:


Exhibit No.                   Description
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  3.2             Amended bylaws of Pathfinder Bancorp, Inc.

EXHIBIT  3.2  AMENDMENTS  TO  BYLAWS


ARTICLE  VII  -  EVIDENCE  OF  SHARE  OWNERSHIP  AND  THE  TRANSFER  OF  SHARES

     SECTION 1. EVIDENCE OF SHARE OWNERSHIP. Shares of capital stock of the Company may be certificated or uncertificated. Shares that are certificated shall be in such form as shall be determined by the board of directors and approved by the OTS. Such certificates shall be signed by the chief executive officer or by any other officer of the Company authorized by the board of directors, attested by the secretary or an assistant secretary, and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Company itself or one of its employees. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. Uncertificated shares shall be evidenced by means of book entry. The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Company. All certificates surrendered to the Company for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares has been surrendered and canceled, except that in the case of a lost or destroyed certificate, a new certificate may be issued upon such terms and indemnity to the Company as the board of directors may prescribe.

     SECTION 2. TRANSFER OF SHARES. Transfer of shares of capital stock of the Company shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record or by his or her legal representative, who shall furnish proper evidence of such authority, or by his or her attorney authorized by a duly executed power of attorney and filed with the Company. Such transfer shall be made only on surrender for cancellation of the certificate for such shares or appropriate book entry. The person in whose name shares of capital stock stand on the books of the Company shall be deemed by the Company to be the owner for all purposes.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PATHFINDER BANCORP, INC.



Date:  November 28, 2007                   --------------------------------
------------------------                   By:  /s/ James A. Dowd
                                           James A. Dowd
                                           Senior Vice President and Chief
                                           Financial Officer